UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2010
ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Company or organization)	001-16583 (Commission File Number)	58-2632672 (I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA (Address of principal executive offices)	30309 (Zip Code)
Registrant’s telephone number, including area code: 404-853-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 6, 2010, the Company issued a press release announcing the Company’s results of operations for its fiscal quarter and twelve months ended August 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference in its entirety. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01. Other Events.
     On October 1, 2010, the Board of Directors declared a quarterly dividend of 13 cents per share. A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.
     On October 6, 2010, the Company issued a press release announcing that it will hold its annual meeting of stockholders on January 7, 2011. A copy of the related press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated October 6, 2010 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 1, 2010.
99.3	Press Release dated October 6, 2010

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 6, 2010

ACUITY BRANDS, INC.
By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated October 6, 2010 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 1, 2010.
99.3	Press Release dated October 6, 2010.